SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 27, 2005

Date of Report (Date of earliest event reported)

SIRENZA MICRODEVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-30615	77-0073042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021

(Address of principal executive offices, including zip code)

(303) 327-3030

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2005, in response to the upcoming effectiveness date of Financial Accounting Standards Board Statement No. 123(R) Share-Based Payment, the Compensation Committee of the Board of Directors of Sirenza Microdevices, Inc. (the "Company") approved an amendment to the Company's 2000 Employee Stock Purchase Plan ("ESPP") which provides, among other things, that after November 15, 2005, the price at which employees purchase shares of Company Common Stock under the ESPP shall be equal to 95% of the fair market value per share on the purchase date. A copy of the ESPP as amended is attached to this current report on Form 8-K as Exhibit 10.1 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the ESPP as amended is not intended to be complete, and is qualified in its entirety by the complete text of the ESPP as amended.

Also on October 27, 2005, the Compensation Committee of the Board of Directors of the Company approved the following compensation arrangements:

  With effect as of October 1, 2005, an increase of the total size of the quarterly profit-sharing pool previously established for the Company's non-exempt employees from 5% of such employees' base salary to 7.5%;
  Also with effect as of October 1, 2005, the creation of a merit-based salary increase pool for the Company's salaried employees (excluding sales employees covered by a separate sales commission plan, and also the CEO, Chairman and Treasurer), to be funded in an amount equal to 3.5% of such employees' aggregate annual base salary, which will be awarded to employees other than executive officers in amounts to be determined by the CEO or such other officers as he may authorize, and which will be awarded to executive officers of the Company in the form of annual salary increases of following amounts:

Amount of

Name Title Increase % Increase

Charles Bland CFO $9,000 3.6%

Norm Hilgendorf Chief Strategy Officer $13,000* 7.0%*

Clay Simpson VP, General Counsel $5,010 2.7%

*Mr. Hilgendorf's merit increase includes the effect of a concurrent promotion from his prior role as the Company's Vice President, Strategic Business Development and Marketing to his new role as the Company's Chief Strategy Officer.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit

Number Description of Document

10.1 Employee Stock Purchase Plan, as amended October 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

By: /s/ Clay B. Simpson

Clay B. Simpson

Vice President, General Counsel and Secretary

  Date:  November 1, 2005

EXHIBIT INDEX

Exhibit

Number Description of Document

10.1 Employee Stock Purchase Plan, as amended October 27, 2005.